CHACONIA INCOME & GROWTH FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 1999



                      CHACONIA INCOME & GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


COMMON STOCKS

    SHARES                                                               VALUE
    ------                                                               -----

                   COMMON STOCKS            70.57%


                   BANKING                   1.05%
   10,600          Fannie MAE                                           $661,837
                                                                       ---------

                   BASIC MATERIALS           2.85%
    3,500          Dow Chemical Co.                                      467,687
    8,000          International Paper Co.                               451,500
   10,000          Praxair, Inc.                                         503,125
    9,300          Vulcan Materials Co.                                  371,418
                                                                       ---------
                                                                       1,793,730
                                                                       ---------

                   CAPITAL GOODS             6.33%
    6,500          Emerson Electric Co.                                  372,937
    5,300          General Electric Co.                                  820,175
    7,900          Illinois Tool Works, Inc.                             533,744
    7,900          Johnson Controls, Inc 4                                49,313
    3,500          Minnesota Mining & Manufacturing Co.                  342,563
    5,700          Textron, Inc.                                         437,119
    5,000          Tyco International Ltd.                               194,375
    6,000          United Technologies Corp.                             390,000
   12,500          Waste Management, Inc.                                214,844
   10,000          Xerox Corp.                                           226,875
                                                                       ---------
                                                                       3,981,945
                                                                       ---------

                   COMMUNICATION SERVICES    6.03%
   16,000          AT&T Corp.                                            812,000
    8,000          Bell Atlantic Corp.                                   492,500
   20,250          MCI Worldcom, Inc.*                                 1,074,516
   15,500          SBC Communications, Inc.                              755,625
    5,500          Sprint Corp.                                          370,219
    4,000          US West, Inc.                                         288,000
                                                                       ---------
                                                                       3,792,860
                                                                       ---------

                   CONSUMER CYCLICALS        5.90%
    2,000          Costco Wholesale Corp.*                               182,500
   15,000          Dillards, Inc.                                        302,813
   13,000          Ford Motor Co.                                        694,687
   11,000          Lowe's Companies, Inc.                                657,250
   19,000          Mattel, Inc.                                          249,375
    5,800          May Department Stores Co.                             187,050
   31,700          Office Depot, Inc.*                                   346,718
    6,000          Sherwin Williams Co.                                  126,000
   11,400          Wal Mart Stores, Inc.                                 788,025
    2,700          Whirlpool Corp.                                       175,668
                                                                       ---------
                                                                       3,710,086
                                                                       ---------

                   CONSUMER STAPLES          5.19%
   11,000          Albertsons, Inc.                                      354,750
    7,200          Anheuser- Busch Companies, Inc.                       510,300
    5,600          Gannett Co, Inc.                                      456,750
    4,000          Kimberly Clark Corp.                                  261,000




COMMON STOCKS (CONTINUED)

    SHARES                                                               VALUE
    ------                                                               -----

   11,200          McDonalds Corp.                                       451,500
   12,000          Philip Morris Companies, Inc.                         278,250
    3,000          Procter & Gamble Co.                                  328,688
   23,000          Rite Aid Corp.                                        257,313
   18,400          Supervalu, Inc.                                       368,000
                                                                       ---------
                                                                       3,266,551
                                                                       ---------

                   FINANCE                   3.97%
   13,000          Bank Of America Corp.                                 652,437
    8,000          Chase Manhattan Corp.                                 621,500
    8,100          Comerica, Inc.                                        378,168
   15,000          First Union Corp.                                     492,187
   15,000          National City Corp.                                   355,312
                                                                       ---------
                                                                       2,499,604
                                                                       ---------

                   FINANCIAL SERVICES        6.71%
    7,700          American General Corp.                                584,238
   10,000          Associates First Capital Corp.                        274,375
   14,000          Citigroup, Inc.                                       777,875
   17,000          Fleet Boston Financial Corp.                          591,813
   10,000          Household International, Inc.                         372,500
    8,700          Marsh & McLennan Companies, Inc.                      832,481
    3,474          Morgan Stanley Dean Witter & Co.                      495,914
   10,000          Torchmark Corp.                                       290,625
                                                                       ---------
                                                                       4,219,821
                                                                       ---------

                   HEALTH CARE               7.77%
   12,000          Abbott Laboratories                                   435,750
    8,000          American Home Products Corp.                          315,500
    7,500          Biomet Inc.                                           300,000
    9,200          Bristol-Meyers Squibb Co.                             590,525
    5,000          Johnson & Johnson                                     465,625
    9,000          Lilly (Eli) & Co.                                     598,500
    9,000          Merck & Co, Inc.                                      603,563
    8,800          Mylan Labs, Inc.                                      221,650
    7,000          Quintiles Transnational Corp.*                        130,812
   11,900          Schering Plough Corp.                                 502,031
    8,800          Warner-Lambert Co.                                    721,050
                                                                       ---------
                                                                       4,885,006
                                                                       ---------

                   MUTUAL FUNDS              4.47%
1,544,123          T&T Unit Trust Corp/1st Unit Scheme                 2,809,378
                                                                       ---------

                   PETROLEUM                 3.46%
    8,000          Baker Hughes, Inc.                                    168,500
    4,764          BP Amoco PLC Sponsored ADR                            282,566
    5,000          Chevron Corp.                                         433,125
   11,400          Exxon Mobil Corp.                                     918,413
    8,000          Phillips Petroleum Co.                                376,000
                                                                       ---------
                                                                       2,178,604
                                                                       ---------




                      CHACONIA INCOME & GROWTH FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


COMMON STOCKS (CONTINUED)

    SHARES                                                               VALUE
    ------                                                               -----
                   TECHNOLOGY               15.07%
   16,000          Adaptec, Inc.*                                        798,000
    5,000          ADC Telecommunications*                               362,812
   15,000          Cadence Design Systems, Inc.*                         360,000
    3,014          Cisco Systems, Inc.*                                  322,875
    7,500          Computer Associates International, Inc. 524,531
   14,000          Compuware Corp.*                                      521,500
    7,000          First Data Corp.                                      345,188
    7,000          Hewlett Packard Co.                                   797,563
   14,000          Intel Corp.                                         1,152,375
    8,200          IBM Corp.                                             885,600
    2,500          Motorola, Inc.                                        368,125
   12,850          Oracle Corp.*                                       1,440,003
   17,800          Sun Microsystems, Inc.*                             1,378,387
    2,300          Texas Instruments, Inc.                               222,813
                                                                       ---------
                                                                       9,479,772
                                                                       ---------

                   TRANSPORTATION            0.25%
    9,600          Southwest Airlines                                    155,400

                   UTILITIES                 1.52%
    9,000          DTE Energy Co.                                        282,375
   13,400          GPU, Inc.                                             401,163
   11,500          Southern Co.                                          270,250
                                                                       ---------
                                                                         953,788
                                                                       ---------

                   TOTAL COMMON STOCKS
                   (Cost $40,256,728)                                 44,388,382
                                                                      ----------

 PRINCIPAL                                                                MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----
                   BONDS                      28.49%

                   U.S. GOVERNMENT SECURITIES 10.04%

$ 100,000          U.S. Treasury Bond 10.625% due 08/15/15               136,188
  450,000          U.S. Treasury Bond 5.50% due 08/15/28                 384,188
  300,000          U.S. Treasury Bond 6.00% due 02/15/26                 274,500
  750,000          U.S. Treasury Bond 6.50% due 11/15/26                 731,250
  150,000          U.S. Treasury Bond 6.875% due 08/15/25                152,766
  850,000          U.S. Treasury Bond7.50% due 11/15/24                  927,829
  150,000          U.S. Treasury Bond7.875% due 02/15/21                 167,672
  100,000          U.S. Treasury Bond8.125% due 05/15/21                 114,688



BONDS  (continued)

 PRINCIPAL                                                                MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----


  350,000          U.S. Treasury Bond 8.875% due 08/15/17                423,063
  500,000          U.S. Treasury Note 5.50% due 12/31/00                 497,187
  200,000          U.S. Treasury Note 6.25% due 05/31/00                 200,437
1,300,000          U.S. Treasury Note 6.375% due 03/31/01              1,303,250
  500,000          U.S. Treasury Note 6.375% due 08/15/02                501,094
  150,000          U.S. Treasury Note 6.50% due 08/15/05                 150,046
  350,000          U.S. Treasury Note 6.625% due 07/31/01                352,406
                                                                       ---------
                                                                       6,316,564
                                                                       ---------

                   AUTOMOTIVE                0.90%

  300,000          Ford Motor Co. 6.50% due 08/01/18                     265,444
  300,000          Honda Auto Lease Trust 6.65% due 07/15/05             299,150
                                                                       ---------
                                                                         564,594
                                                                       ---------
                   BANKING                   2.63%
   250,000         Bank of America Corp.  6.75% due 09/15/05             243,246
   400,000         Bank One Corp.  6.40% due 08/01/02                    393,286
   250,000         National City Corp.   6.625% due 03/01/04             242,564
   100,000         Nations Bank Corp.  6.50% due 03/15/06                 95,987
   315,000         Wachovia Corp.   6.25% due 08/04/08                   290,879
   400,000         Wells Fargo & Co.  6.625% due 07/15/04                391,610
                                                                       ---------
                                                                       1,657,572
                                                                       ---------

                   COMMUNICATIONS            1.02%
  350,000          AT&T Corp. 6.50% due 03/15/29                         300,544
  350,000          Cox Communications Inc. 6.875% due 06/15/05           340,889
                                                                       ---------
                                                                         641,433
                                                                       ---------

                   CONSUMER CYCLICALS        0.56%
  250,000          Lowes Companies, Inc. 6.875% due 02/15/28             222,424
   50,000          Sherwin Williams Co. 6.25% due 02/01/00                50,004
   75,000          Wal-Mart Stores, Inc. 8.625% due 04/01/01              76,722
                                                                       ---------
                                                                         349,150
                                                                       ---------



                       CHACONIA INCOME & GROWTH FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999



BONDS  (continued)

 PRINCIPAL                                                                MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----

                   CRUISELINES               0.51%
  350,000          Carnival Corp. 6.15% due 04/15/08                     322,011
                                                                       ---------

                   FINANCIAL SERVICES        1.19%
  125,000          Ameritech Cap Funding Co. 6.30% due 10/15/04          120,985
  550,000          Associates Corp. 5.75% due 11/01/03                   524,108
  100,000          Norwest Corp. 7.125% due 04/01/00                     100,297
                                                                       ---------
                                                                         745,390
                                                                       ---------

                   FOODS                     0.15%
  100,000          Bestfoods 6.15% due 01/15/06                           94,522
                                                                       ---------
                   INDUSTRIALS               2.64%
  350,000          Dana Corp. 6.25% due 03/01/04                         333,867
  350,000          Household Finance Corp. 7.20% due 07/15/06            344,384
  200,000          IBM Corp. 5.37% due 09/22/03                          189,510
  350,000          Ingersoll Rand Co. 6.255% due 02/15/01                347,586
  175,000          Pepsico, Inc. 5.75% due 01/02/03                      169,698
  200,000          Phillips Petroleum Co. 6.65% due 07/15/18             178,379
  100,000          Rockwell International Corp. 6.625% due 06/01/05       97,050
                                                                       ---------
                                                                       1,660,474
                                                                       ---------

                   INSURANCE                 0.49%
  325,000          Travelers Property Casualty Corp.
                       6.75% due 11/15/06                                309,526
                                                                       ---------

                   MORTGAGE BACKED-CMO       6.55%
  500,000          Federal Home Loan Bank 5.375% due 03/02/01            494,266
  300,000          Federal Home Loan Bank 5.575% due 09/02/03            288,254
   44,450          FHLMC GOLD POOL #10518 8.00% due 10/01/10              45,456
  113,895          FHLMC POOL #C00604 6.00% due 04/01/28                 104,516
  472,838          FHLMC POOL #C00701 6.50% due 01/01/29                 447,144
   63,906          FHLMC POOL #E00534 7.00% due 02/01/13                  63,269


BONDS  (continued)

 PRINCIPAL                                                                MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----

   21,310          FHLMC POOL #G00365 GO 8.00% due 06/01/25               21,525
  375,000          FHLMC 6.25% due 07/15/04                              366,375
  300,000          FNMA MT MTNF 6.375% due 06/15/09                      286,371
   83,122          FNMA POOL #050985 6.00% due 02/01/09                   78,931
   92,942          FNMA POOL #251698 7.00% due 05/01/28                   89,917
  387,379          FNMA POOL #399910 7.00% due 12/01/27                  374,774
  419,460          FNMA POOL #421224 6.50% due 05/01/13                  407,175
  386,633          FNMA POOL #499501 6.50% due 06/01/14                  375,309
  476,622          GNMA POOL #486516 6.50% due 09/15/28                  447,876
   40,453          GNMA II POOL #001869 SF 8.00% due 09/20/24             40,823
   71,402          GNMA POOL #364705 SF 7.00% due 10/15/23                69,021
   72,882          GNMA POOL #417287 7.50% due 03/15/26                   72,145
   47,538          GNMA POOL #780369 7.00% due 09/15/09                   47,435
                                                                       ---------
                                                                       4,120,582
                                                                       ---------

                   PETROLEUM                 0.51%
  350,000          Atlantic Ridgefield Company 5.90% due 04/15/09        317,835
                                                                       ---------

                   TECHNOLOGY                0.59%
  300,000          Motorola, Inc.5.80% due 10/15/08                      269,438
  100,000          Motorola, Inc. 7.60% due 01/01/07                     100,439
                                                                       ---------
                                                                         369,877
                                                                       ---------

                   UTILITIES                 0.71%
  250,000          Alabama Power 5.49% due 11/01/05                      227,980
  250,000          National Rural Utilities 5.70% due 01/15/10           220,283
                                                                       ---------
                                                                         448,263
                                                                       ---------
                   TOTAL BONDS
                   (Cost $18,793,700)                                 17,917,793
                                                                      ----------






                       CHACONIA INCOME & GROWTH FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999



BONDS  (continued)

 PRINCIPAL                                                                MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----

                   SHORT TERM INVESTMENTS    1.17%
  735,477          Firstar Treasury Fund (Cost $735,477)
                                                                       ---------
                                                                         735,447
                                                                       ---------


                   TOTAL INVESTMENTS
                   (Cost $59,785,905)                 100.23%         63,041,652
                   LIABILITIES LESS OTHER ASSETS       (0.23)%          (142,092)
                                                      ------         -----------
                   TOTAL NET ASSETS                   100.00%        $62,899,560
                                                      ======         ===========

                   *Non-Income Producing

                   CMO-Collaterilized Mortgage Obligation
                   FHLMC-Federal Home Loan Mortgage Company
                   FNMA-Federal National Mortgage Association
                   GNMA-Government National Mortgage Association
                   GO-General Obligation
                   ADR-American Depository Receipts


                      CHACONIA INCOME & GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


ASSETS
        Investments in securities, at value
        (cost $59,785,905)                                         $ 63,041,652
        Dividends and interest receivable                               361,528
        Receivable for fund shares sold                                  61,601
        Other assets                                                        515
                                                                   ------------
        Total assets                                                 63,465,296
                                                                   ------------


LIABILITIES
        Accrued advisory fee                                             48,431
        Accrued distribution fee                                        179,038
        Accrued audit fee                                                23,094
        Dividends payable                                               276,333
        Other accrued expenses                                           38,840
                                                                   ------------
        Total liabilities                                               565,736
                                                                   ------------



        Net Assets                                                 $ 62,899,560
                                                                   ------------

NET ASSETS CONSIST OF:
        Capital stock, $.01 par value; 8,000,000
          shares authorized; 5,098,651 shares
          outstanding                                              $ 59,715,016
        Distribution in excess of net investment
        income                                                          (44,765)
        Distribution in excess of net realized gain                     (26,438)
        Net unrealized appreciation of investments                    3,255,747
                                                                   ------------
Net Assets                                                         $ 62,899,560
                                                                   ============

Net asset value, redemption and offering
        price per share ($62,899,560/5,098,651)                    $      12.34
                                                                   ============


See notes to financial statements.



                      CHACONIA INCOME & GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
        Dividends                                                   $   579,960
        Interest                                                      1,093,500
                                                                    -----------
        Total investment income                                       1,673,460
                                                                    -----------

EXPENSES:
        Distribution fees                                               284,634
        Advisory fees                                                   216,700
        Transfer agent fees                                             117,370
        Legal fees                                                      100,000
        Administration fees                                              83,431
        Accounting services                                              61,583
        Printing expense                                                 29,581
        Trustee fees                                                     26,500
        Audit fees                                                       22,844
        Custody fees                                                     17,371
        Registration expenses                                             6,578
        Other expenses                                                   23,442
                                                                    -----------
        Total expenses                                                  990,034
                                                                    -----------
        Net investment income                                           683,426
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS / (LOSES)
ON INVESTMENTS

        Net realized gain on investments                              1,623,894
        Net decrease in unrealized appreciation
                on investments                                         (512,430)
                                                                    -----------

        Net gains on investments                                      1,111,464
                                                                    -----------
        Net increase in net assets resulting
                from operations                                     $ 1,794,890
                                                                    ===========



See notes to financial statements.



                       CHACONIA INCOME & GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                    FOR THE            FOR THE
                                                   YEAR ENDED         YEAR ENDED
                                                  DEC 31, 1999       DEC 31, 1999
                                                  ------------       ------------

OPERATIONS:
Net investment income                              $    683,426    $    351,142
Net realized gain from
investment transactions                               1,623,894       2,356,344
Net increase / (decrease) in unrealized
appreciation on investments                            (512,430)      1,624,709
                                                   ------------    ------------
Net increase in net assets
resulting from operations                             1,794,890       4,332,195
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net
investment income                                      (690,727)       (366,583)
Distributions from net
realized gains on investments                        (1,628,155)     (2,365,631)
                                                   ------------    ------------
Total dividends and
distributions to shareholders                        (2,318,882)     (2,732,214)
                                                   ------------    ------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                            28,969,587      26,243,505
Dividends reinvested                                  2,043,086       2,262,655
Payment for shares redeemed                         (11,351,294)     (4,843,886)
                                                   ------------    ------------

Net increase in net assets
from fund share transactions                         19,661,379      23,662,274
                                                   ------------    ------------

Net increase in net assets                           19,137,387      25,262,255

NET ASSETS, BEGINNING
   OF YEAR                                           43,762,173      18,499,918
                                                   ------------    ------------

NET ASSETS, END OF YEAR                            $ 62,899,560    $ 43,762,173
                                                   ============    ============




                                                         `


See notes to financial statements.




                      CHACONIA INCOME & GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS




1. ORGANIZATION

Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. SECURITY VALUATION - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at cost, which, when combined with accrued interest receivable, approximates value.

B. SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - No provision for federal income taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date.

E. OTHER - The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                      CHACONIA INCOME & GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


3.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 1999 were as follows:

                   Purchases       $56,181,185
                   Sales           $35,361,702

U.S. Government secnsactions included above were:

                   Purchases       $ 8,311,377
                   Sales           $ 8,677,332

At December 31, 1999, the cost of securities for federal income tax purposes was $59,785,905. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,368,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,113,213.

4. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory and management agreement with Invesco Capital Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund pays service fees to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. Service fees are accrued at 0.25% of 1% of the net assets of accounts opened after March 31, 1999. For the period ended December 31, 1999 $9,694 of such fees were accrued.

During 1999, the Fund incurred legal fees of $100,000 to Foley & Lardner counsel for the Fund. Mr. Ulice Payne, a partner of the firm, is an officer of the Fund.



                      CHACONIA INCOME & GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5. DISTRIBUTION FEES

  The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% on an annual basis of the Fund's average daily net assets.

6. FUND SHARE TRANSACTIONS

Transactions in capital shares for the periods listed below were as follows:



                               FOR THE             FOR THE
                              YEAR ENDED          YEAR ENDED
                              DEC 31, 1999        DEC 31, 1999
                              ------------        ------------

Shares sold                   2,331,796            2,104,262
Dividend reinvestment           165,700              181,467
Shares repurchased             (908,552)            (389,200)
                              ---------            ---------
                              1,558,944            1,896,529
                              =========            =========


7. DISTRIBUTIONS

A distribution of 47 cents per share (including a regular per share distribution of 14 cents per share, plus a capital gain distribution of 33 cents per share) was declared for shareholders on record on December 29, 1999, ex-date December 30, 1999 and paid January 3, 2000.

                      CHACONIA INCOME & GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS



                                                            FOR THE           FOR THE        FOR THE       FOR THE       FOR THE
                                                           YEAR ENDED        YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          DEC 31, 1999      DEC 31, 1998   DEC 31, 1997  DEC 31, 1996  DEC 31, 1995
                                                          ------------      ------------   ------------  ------------   ------------


Net asset value, beginning of period                            $12.47         $11.47           $10.44       $12.13          $9.94
                                                             ----------     ----------      ----------   ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.14           0.11             0.08         0.13           0.24
Net realized and unrealized gains (losses) on investments         0.20           1.71             2.00         0.55           2.47
                                                             ----------     ----------       ----------  ----------     ----------
Total from investment operations                                  0.34           1.82             2.08         0.68           2.71
                                                             ----------     ----------       ----------  ----------     ----------

LESS DISTRIBUTIONS
Dividend from net investment income                              (0.14)         (0.11)           (0.09)       (0.17)         (0.23)
Distribution in excess of net investment income                   0.00           0.00             0.00        (0.01)          0.00+
Distribution from realized gains                                 (0.33)         (0.71)           (0.96)       (2.15)         (0.28)
Distribution in excess of net realized gains on investment        0.00           0.00             0.00        (0.04)          0.00
                                                             ----------     ----------       ----------   ----------     ----------
Total dividends and distributions                                (0.47)         (0.82)           (1.05)       (2.37)         (0.51)
                                                             ----------     ----------       ----------  ----------      ----------

Net asset value, end of period                               $   12.34     $    12.47       $    11.47   $    10.44    $     12.13
                                                             ==========     ==========       ==========  ==========     ==========

Total return                                                      2.73%         15.87%           19.98%        5.61%        27.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $  62,900      $  43,762       $   18,500   $   10,132    $    17,809
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                                     1.73%          1.99%            2.55%        2.84%          2.37%
     Net investment income                                        1.19%          1.21%            0.98%        1.03%          2.09%
Portfolio turnover rate                                          65.75%         41.23%           35.04%       72.91%         26.23%

+ Less than $.01 per share

                             LETTER TO SHAREHOLDERS
                      CHACONIA INCOME & GROWTH FUND, INC.


DEAR SHAREHOLDERS:

We are happy once again to report on the performance of the Chaconia Income and Growth Fund, Inc. "the Fund" for the year ended December 31, 1999. The Fund experienced a mixed performance during the year and the Board of Directors maintained regular contact with INVESCO our Investment Manager throughout the year to ensure that given the peculiarities of the market place, investors in the Fund were indeed receiving adequate levels of return on their investment. We are satisfied that the Investment Advisor conscious of its responsibility in that regard, embarked on several initiatives geared toward rewarding investors with an attractive rate of return.

The Fund during the year recorded appreciable growth with the fund size increasing by 43.6% from $43.8 million to $62.9 million. The shareholder base also increased substantially from 7,285 to 11,367. We are also encouraged by the steady growth in the number of investors residing in the US.

The investment environment, which prevailed during the year, was extremely challenging as reflected in the report of the Investment Advisor. The unique developments, which occurred in the US market during the year, are therefore highlighted below.


U.S. MARKET REVIEW FOR 1999

The investment markets in 1999 were remarkable in a number of respects. Most stocks in the S&P 500 Index had negative returns despite the aggregate index returning 21.04% for the year on a capitalization-weighted basis, 14.9% of which came in the fourth quarter. This information shrouds what happened to most stocks in the market, however, as the equal-weighted S&P 500 returned 7.11% in the quarter and 12.23% for the year. The equal-weighted index gives each stock in the S&P 500 the same weight, which gives a clearer picture of how the broader stock market performed. The 14.9% fourth quarter rise in the S&P 500 left about one in four stocks trailing the index by over 40% and half by more than 20% for the year. Also the median stock in the S&P 500 had a negative 1.9% return for the year. This indicates that the performance of a few very large companies (the larger the company the more significant its weight in the S&P 500) served to pull the overall index into positive territory.







[GRAPH DEPICTED HERE]
Graph shown here depicts the comparison of the Chaconia Income & Growth Fund to the benchmarks for the period December 1998 through December 1999.


                      Portfolio      Benchmark      S&P 500       Leh G/C
                      ---------      ---------      -------       -------
        Dec-98         19,108          22,029        31,542        14,964
        Mar-99         18,863          22,445        33,112        14,784
        Jun-99         19,629          23,113        35,447        14,622
        Sep-99         18,296          22,454        33,235        14,701
        Dec-99         19,630          24,079        38,180        14,641



To be more specific, if it had not been for the disproportionate exposure of the S&P 500 to a few very large technology stocks, its performance would have been negative. The equity portion of the portfolio, being more diversified and therefore less risky than the S&P 500, did well to garner a positive 7.6% return in the face of negative to flat returns for most sectors of the S&P 500. This performance is actually in the top quartile of most universes of large cap equity managers with a value orientation for 1999.

EQUITY OUTLOOK FOR 2000

The good news is that the divergence in both performance and valuation in U.S. stocks has afforded us the opportunity to bolster the Fund with high quality names at reasonable prices. Finance and healthcare stocks were particularly weak in 1999 relative to the market indices and now offer compelling values. A strengthening world economy should benefit basic materials and capital goods companies, and strong consumer spending should translate into improving profitability for consumer cyclicals. Communications stocks also appear to be attractively valued as we enter the new millennium. We fully expect shareholders to benefit as investors rotate out of the market's most expensive stocks and into those representing the best combination of valuation and favorable earnings dynamics. Fund is currently positioned at about 70% stocks, reflecting the attractive prices than can be found in the broader market.


CHACONIA CURRENT FIXED INCOME PORTFOLIO AND OUTLOOK

The last year of the 20th century shaped up to be the worst in over 30 years for bonds. Rising interest rates in the U.S. served to cripple bond performance across the board. The bellwether 30-year Treasury bond itself had its worst performance (-13.15%) since the Treasury began selling the securities regularly in 1977. Yields on the 30-year bond rose 1.33% in 1999. Constant fears of growing inflation, the Federal Reserve's three interest rate hikes, a recovering global economy, an incredible stock market rally and the lowest unemployment level in history, all contributed to the negative performance of the bond market.

The Fund fixed income portfolio performed in line with the Lehman Government/Corporate Index for the fourth quarter. For the year, the portfolio lagged the benchmark slightly returning -2.4% versus -2.2% for the benchmark due to our conscious underweighting of lower quality and non-investment grade bonds, which paradoxically outperformed higher grade securities during a period of rising interest rates. Currently, inflation-adjusted interest rates in the United States are at a high level. What this means is that INVESCO now more so than before, has the ability to purchase high grade securities at very attractive prices which will produce strong yields and eventually attractive appreciation as interest rates moderate and begin to come down.


Mrs. Judy Y Chang
Chairman


Mr. Clarry Benn
President

February 28, 2000